SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549





                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                  June 2, 1998
                                (Date of Report)




                          GEORGIA-PACIFIC CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    GEORGIA
                            (State of Incorporation)

                                     1-3506



                            (Commission File Number)

                                   93-0432081
                      (IRS Employer Identification Number)

               133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA 30303
                    (Address of Principal Executive Offices)

                                 (404) 652-4000
              (Registrant's Telephone Number, including area code)




Item 5.  Other Events.


    On May 28, 1998, Georgia-Pacific Corporation (the "Corporation") entered into a Terms Agreement (the "Terms Agreement") with Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., SBC Warburg Dillon Read Inc., BankAmerica Robertson Stephens and Citicorp Securities, Inc., as the Underwriters named therein (the "Underwriters"). Pursuant to the Terms Agreement and the Underwriting Agreement filed as an exhibit to the Corporation's Registration Statement on Form S-3 (No. 33-43453) (the "Underwriting Agreement"), the Corporation sold to the Underwriters, and the Underwriters purchased from the Corporation, upon and subject to the terms and conditions set forth in the Terms Agreement, $300,000,000 aggregate principal amount of the Corporation's 7 1/4% Debentures Due June 1, 2028 (the "Debentures").

    The Debentures were registered pursuant to Registration Statements on Form S-3 (File Nos. 33-64673 and 333-01785) (the "Registration Statement"), filed by the Corporation with the Securities and Exchange Commission (the "Commission") on December 1, 1995, and March 18, 1996, respectively, and made effective on January 18, 1996, and March 22, 1996, respectively, covering the offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "1933 Act") of up to $500,000,000 aggregate principal amount of the Corporation's unsubordinated non-convertible unsecured debt securities. Information concerning the Debentures and related matters is set forth in the Prospectus, dated May 28, 1998, and the Prospectus Supplement, dated May 28, 1998, filed with the Commission pursuant to Rule 424(b)(5) under the 1933 Act.

    The Debentures were issued under and in accordance with the Indenture, dated as of March 1, 1983, as amended (the "Indenture"), between the Corporation and The Bank of New York, as the successor Trustee. The Indenture was filed as Exhibit 4(a)(i) to the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996 (the "10-K"), the First Supplemental Indenture dated as of July 27, 1988, was filed as Exhibit 4.4(ii) to the Corporation's 10-K, and the Agreement of Resignation, Appointment and Acceptance, dated as of January 31, 1992, was filed as
Exhibit 4.4(iii) to the 10-K.

    The Underwriting Agreement, Terms Agreement, Specimen Debenture, and Officers' Certificate establishing certain terms of the Debentures, and an opinion of counsel as to the Debentures are being filed as Exhibits to this Report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial statements of businesses acquired.

    None.

(b) Pro forma financial information.

    None.

(c) Exhibits.

    Exhibit 1.(i)                  Underwriting Agreement dated
                                   October 22, 1991 (filed as Exhibit 1 to the
                                   Corporation's Registration Statement on Form
                                   S-3 (Registration No. 33-43453) and
                                   incorporated herein by this reference
                                   thereto)

    Exhibit 1.(ii)                 Terms Agreement dated
                                   May 28, 1998

    Exhibit 4.(i)                  Specimen of the Corporation's
                                   7 1/4% Debentures Due June 1, 2028

    Exhibit 4.(ii) Officers' Certificate dated June 2, 1998 establishing certain terms of the Debentures

    Exhibit 5 Opinion of James F. Kelley, Esq., as to the validity of the Debentures

    Exhibit 23 Consent of James F. Kelley, Esq. contained in his opinion at Exhibit 5 hereto




                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  June 2, 1998


                                  GEORGIA-PACIFIC CORPORATION



                                  By /s/ James F. Kelley

                                    James F. Kelley
                                    Senior Vice President - Law and
                                       General Counsel



                          GEORGIA-PACIFIC CORPORATION



                           Exhibit Index to Form 8-K




Number                   Description


Exhibit 1.(i)             Underwriting Agreement
                          dated October 22, 1991
                          (filed as Exhibit 1 to
                          the Corporation's
                          Registration Statement
                          on Form S-3 (Registration
                          No. 33-43453) and
                          incorporated herein by
                          this reference thereto)

Exhibit 1.(ii)            Terms Agreement dated         *
                          May 28, 1998

Exhibit 4.(i)             Specimen of the Corporation's *
                          7 1/4% Debentures
                          Due June 1, 2028

Exhibit 4.(ii)            Officers' Certificate dated   *
                          June 2, 1998, establishing
                          certain terms of the Debentures

Exhibit 5                Opinion of James F. Kelley, Esq.,  *
                         as to the validity of the
                         Debentures

Exhibit 23               Consent of James F. Kelley, Esq.   *
                         contained in his opinion at
                         Exhibit 5 hereto

*Filed via EDGAR.